Related Parties	12 Months Ended
Dec. 31, 2019
Related Parties
Related Parties

Note 8 – Related Parties

A.Balances

As of December 31, 2019, and 2018, the Company had an accrual in the amount of approximately $0.6 million and $0.8 million, respectively, pursuant to an employment agreement with its officers and directors’ fee.

B.Transactions

1.

During 2019, 2018 and 2017, the Company recorded salary expenses, stock-based compensation expenses and directors’ fee to its related parties in the amount of $3.6 million, $3.7 million and $3.4 million respectively.

2.

On April 5, 2018, the Company sold to Biotechnology Value Fund, L.P. and certain of its affiliates in a registered direct offering 1,000,000 ordinary shares and warrants to purchase 1,000,000 ordinary shares, for a purchase price of $6.00 per share and related warrant. The above mentioned warrants expired in April 2019.The net proceeds to the Company, after deducting offering expenses, were $5.96 million.